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                                                                    EXHIBIT 99.4


                        [HOTHAUS TECHNOLOGIES INC LOGO]


                           INCENTIVE STOCK OPTION PLAN

                                   Version 2.0
                                    09/24/98

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TABLE OF CONTENTS

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

1    INTRODUCTION.............................................................1

   1.1    Purpose.............................................................1

   1.2    Background..........................................................1

2    DEFINITIONS..............................................................2

3    ADMINISTRATION...........................................................4

   3.1    Plan Administration.................................................4

   3.2    Administrator Responsibilities......................................4

4    ELIGIBILITY..............................................................5

   4.1    General.............................................................5

   4.2    Insiders............................................................5

   4.3    Outstanding Stock...................................................5

5    STOCK SUBJECT TO PLAN....................................................6

   5.1    Basic Limitation....................................................6

   5.2    Additional Shares...................................................6

6    TERMS AND CONDITIONS OF OPTION...........................................7

   6.1    Employee Stock......................................................7

   6.2    Number of Shares....................................................7

   6.3    Exercise Price......................................................7

   6.4    Exercise............................................................7

   6.5    Withholding Taxes...................................................8

   6.6    Term................................................................8

   6.7    Nontransferability..................................................8

   6.8    Termination of Service (Generally)..................................8

   6.9    Death of Optionee...................................................8

   6.10   Leaves of Absence...................................................9

   6.11   No Rights as a Stockholder..........................................9

   6.12   Modification, Extension and Assumption of Options...................9
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

7    ESCROW AND VOTING TRUST AGREEMENTS......................................10

   7.1    General Rule.......................................................10

   7.2    Release of Shares from Escrow......................................10

8    PAYMENT FOR SHARES......................................................12

   8.1    General Rule.......................................................12

   8.2    Legal Fees.........................................................12

9    ADJUSTMENT OF SHARES....................................................13

   9.1    General............................................................13

10   SECURITIES LAWS.........................................................14

   10.1   General............................................................14

   10.2   Residency..........................................................14

11   NO EMPLOYMENT RIGHTS....................................................15

12   DURATION AND AMENDMENTS.................................................16

   12.1   Term of the Plan...................................................16

   12.2   Right to Amend or Terminate the Plan...............................16

   12.3   Effect of Amendment of Termination.................................16

13   TRANSITIONAL PROVISIONS.................................................17

   13.1   General............................................................17

   13.2   Employees Who Have Exercised Options...............................17

   13.3   Employees who have not exercised options...........................17

APPENDIX A - SAMPLE STOCK OPTION AGREEMENT...................................19

APPENDIX B - ESCROW AND VOTING TRUST AGREEMENT...............................27

APPENDIX C -OPTIONS GRANTED AS AT MAY 19, 1998...............................36

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1        INTRODUCTION

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1.1      PURPOSE

The purpose of the Plan is to offer employees and directors of the Company an opportunity to acquire a proprietary interest in the success of the Company by purchasing Shares in the capital of the Company, and to provide a formal framework to govern the administration of share purchase options previously granted to employees and directors of the Company. The share purchase options previously granted to employees of the Company and now governed by and administered under this Plan are described in Appendix C.

1.2      BACKGROUND

The Company instituted its first stock option plan in December 1996 ("1996
Plan"). The 1996 Plan included several provisions that have been amended with the adoption of the current plan.

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2        DEFINITIONS

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2.1 "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

2.2 "Company" means HotHaus Technologies Inc., a company incorporated under the COMPANY ACT (BRITISH COLUMBIA).

2.3 "Director" means a member of the Company's Board of Directors.

2.4 "Director Stock Option Agreement" means the agreement between the Company and a Director, which contains, the terms, conditions and restrictions pertaining to his/her Options, substantially in the form as outlined in Appendix
A.

2.5 "Employee" means an employee of the Company or a Subsidiary thereof, as defined below.

2.6 "Employee Stock Option Agreement" means the agreement between the Company and an Employee, which contains the terms, conditions and restrictions pertaining to his/her Options, substantially in the form as outlined in Appendix
A.

2.7 "Exercise Price" means the amount for which one Share may be purchased upon exercise of an Option, as specified in the applicable Option Agreement.

2.8 "Escrow Agreement" means an Escrow and Voting Trust Agreement among an escrow agent, the Company and the Optionee substantially in the form as outlined in Appendix B.

2.9 "Fair Market Value" means the fair market value of a Share, as determined by the most recent material transaction in the Shares.

2.10 "Option" means the right and option to purchase from time to time, all or any part of the optioned shares granted to an Employee or Director by the Company pursuant to an Option Agreement.

2.11 "Option Agreement" means an Employee Stock Option Agreement or a Director
Stock Option Agreement.

2.12 "Optioned Shares" means voting Common shares in the capital of the Company subject to an Option.

2.13 "Person" includes an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to the law.

2.14 "Optionee" means an individual who holds an Option.

2.15 "Plan" means the incentive stock option plan described herein.

2.16 "Share" means a voting Common share in the capital of the Company.

2.17 "Subsidiary" has the meaning ascribed thereto in the Securities Act
(British Columbia). An entity that attains the status of a Subsidiary on a date after the adoption of the Plan will be considered a Subsidiary commencing as of the date on which it attains such status.


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3        ADMINISTRATION

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3.1      PLAN ADMINISTRATION

Unless otherwise determined by the Board of Directors, the Administrator of the Plan will be the President of the Company. The Board of Directors may at any time appoint an alternate Administrator or a committee to function as the Administrator.

3.2      ADMINISTRATOR RESPONSIBILITIES

Subject to the provisions of the Plan and the overriding authority of the Board of Directors to manage the business and affairs of the Company, the Administrator will have full authority and discretion to take the following actions:

         (a)      To interpret the Plan and to apply its provisions;

         (b) To adopt, amend or rescind procedures and forms relating to the Plan;

         (c) To execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

         (d) To determine when and to whom Options are to be granted under the Plan, subject to the approval of the Board;

         (e) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Administrator will be final and binding. The Administrator will not be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.



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4        ELIGIBILITY

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4.1      GENERAL

Employees and Directors who are not employees, contractors or agents of Texas
Instruments Inc. (TI) and Working Opportunity Fund (EVCC) Ltd. (WOF) are eligible to receive a grant of Options under the Plan.

4.2      INSIDERS

"Insider" means,

(a)      a director or senior officer of the Company,

(b) a director or senior officer of a Person that is itself an insider or subsidiary of the Company, or

(c)      a Person that has

         (i)      direct or indirect beneficial ownership of,

         (ii)     control or direction over, or

         (iii) a combination of direct or indirect beneficial ownership of and control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding for the purpose of the calculation of the percentage held, any securities held by the Person as underwriter in the course of a distribution.

If required under the rules of a stock exchange to which the Company has made application to list any of its securities, Option Agreements representing
Options granted to Insiders must be approved by an ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company prior to the exercise of any of the Options represented by such agreements.

4.3      OUTSTANDING STOCK

For the purposes of Paragraph 4.2 above, "outstanding voting securities" includes all securities actually issued and outstanding but does not include securities authorized for issuance under outstanding Options.


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5        STOCK SUBJECT TO PLAN

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5.1      BASIC LIMITATION

Options granted under the Plan will be Options to acquire previously allotted, but unissued Shares. The aggregate number of Shares reserved and allotted for issuance under the Plan will, subject to Article 9, not exceed 15% of the total number of Shares then outstanding on a fully-diluted basis, including the total number of Shares allotted or to be allotted for issuance under the Plan, but excluding: (a) Shares previously issued pursuant to the exercise of Options by employees of the Company; and (b) Shares allotted for issuance to TI and WOF on exercise of outstanding warrants, but not yet issued. The number of Shares that are subject to Options governed by this Plan will not exceed the number of Shares that are then reserved and allotted for issuance under the Plan. The
Company, during the currency of this Plan, will at all times have reserved and allotted for issuance sufficient Shares to satisfy the requirements of this Plan.

5.2      ADDITIONAL SHARES

If any outstanding Option or other right expires or is canceled or otherwise terminated for any reason, then the Shares allocable to the unexercised portion of the Option or other right will again be available for the purposes of the Plan. If Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase at the original Purchase Price, then the Shares will again be available for the purposes of the Plan.


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6        TERMS AND CONDITIONS OF OPTION

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6.1      EMPLOYEE STOCK

Each grant of an Option under the Plan will be evidenced by an Option Agreement
(substantially in the form set out in Appendix A) between the Optionee and the Company. The provisions of the various Option Agreements entered into under the Plan need not be identical.

6.2      NUMBER OF SHARES

Each Option Agreement will specify the number of Shares that are subject to the Option.

6.3      EXERCISE PRICE

Each Option Agreement will specify the Exercise Price and will provide for the adjustment of the Exercise Price in accordance with Article 9. The Exercise
Price will be payable in a form described in Article 8.

6.4      EXERCISE

Each Option Agreement will specify the date when all or any installment of the Option becomes exercisable. Where applicable, the Option Agreement will refer to a corresponding Escrow Agreement.

The following schedule indicates the standard schedule for Options to become exercisable (i.e., the vesting period):

o 25% of the total grant following completion of 12 consecutive months of employment

o 50% of the total grant following completion of 24 consecutive months of employment

o 75% of the total grant following completion of 36 consecutive months of employment

o 100% of the total grant following completion of 48 consecutive months of employment

Notwithstanding the foregoing provisions of this section, but subject to applicable stock exchange rules and policies, if any, Optionees will be able to exercise all unexercised options after one of the following events:

         (a) an initial public offering of the Company's securities has closed; or

         (b) more than 50% of the voting share capital of the Company has been acquired by a person or group not dealing at arm's length who is or are not now shareholders of the Company or an affiliate, subsidiary or relative of such a shareholder, other than by way of security given in good faith.



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6.5      WITHHOLDING TAXES

As a condition to the exercise of an Option, the Optionee must comply with any conditions that the Administrator may impose in connection with the satisfaction of any withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

6.6      TERM

The Option Agreements will specify the term of each Option. The term will not exceed 7 years from the date of grant. Subject to such term limit, the Administrator at its sole discretion will determine when an Option is to expire.

6.7      NONTRANSFERABILITY

No option will be transferable by the Optionee other than by will or by intestacy. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the legal guardian or representative of the Optionee. No
Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the lifetime of the Optionee, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
Any attempt to transfer, assign, pledge or hypothecate any of an Optionee's
Option, whether by operation of law or otherwise, or to make such Option subject to execution, attachment or similar process is void.

6.8      TERMINATION OF SERVICE (GENERALLY)

If an Optionee ceases to be an Employee or Director prior to the Expiry Date defined in the Option Agreement to which such Optionee is a party, the Options held by such Optionee, to the extent they remain unexercised, will terminate and be of no further force or effect whatsoever at 5:00 p.m., Vancouver time, on the thirtieth day after the date upon which the Optionee ceases to be an Employee or Director.

6.9       DEATH OF OPTIONEE

In the event of the death of an Optionee on or prior to the Expiry Date defined in an Option Agreement to which such Optionee is a party, the Options held by such Optionee, to the extent they remain unexercised, may be exercised by the personal representative of the Optionee at any time prior to the earlier of 5:00 p.m., Vancouver time, on the first anniversary of the date of death of the Optionee and the Expiry Date, and all other rights to Optioned Shares will cease.

6.10      LEAVES OF ABSENCE

For purposes of Paragraphs 6.7 and 6.8, an Optionee's status as an Employee will be deemed to continue during a leave of absence (as determined by the Administrator).



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6.11      NO RIGHTS AS A STOCKHOLDER

An Optionee will have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for the Shares acquired upon the exercise of such Option.

6.12      MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS

Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options
(whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. Despite the foregoing, no modification of an Option will, without the consent of the Optionee, impair his or her rights or increase his or her obligations under an Option Agreement.



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7        ESCROW AND VOTING TRUST AGREEMENTS

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7.1      GENERAL RULE

Concurrent with the execution of an Option Agreement, an Optionee may be required to enter into an Escrow Agreement pertaining to the escrow of Shares acquired on the exercise of an Option.

7.2      RELEASE OF SHARES FROM ESCROW

Any shares acquired on the exercise of an Option that are to be held in escrow by an escrow agent, will be so held until one of the following events has occurred:

(a)      an initial public offering of the Company's securities has closed; or

(b) more than 50% of the voting share capital of the Company has been acquired by a person or group not dealing at arm's length who is or are not now shareholders of the Company or an affiliate, subsidiary or relative of such a shareholder, other than by way of security given in good faith; or

(c) the Optionee has been continuously employed by the Company for a period of 12 consecutive months in which case the escrow agent will only release from escrow hereunder the number of Shares that is the lesser of all Shares held in escrow hereunder and twenty-five percent (25%) of the aggregate number of shares of the Company which the Optionee is entitled to acquire under the Option, and any remaining shares will remain held in escrow pursuant to the applicable Escrow Agreement; or

(d) the Optionee has been continuously employed by the Company for a period of 24 consecutive months in which case the escrow agent will only release from escrow hereunder the number of Shares that is the lesser of all Shares held in escrow hereunder and fifty percent (50%) of the aggregate number of shares of the Company which the Optionee is entitled to acquire under the Option, and any remaining shares will remain held in escrow pursuant to the applicable Escrow Agreement; or

(e) the Optionee has been continuously employed by the Company for a period of 36 consecutive months in which case the escrow agent will only release from escrow hereunder the number of Shares that is the lesser of all Shares held in escrow hereunder and seventy-five percent (75%) of the aggregate number of shares of the Company which the Optionee is entitled to acquire under the Option, and any remaining shares will remain held in escrow pursuant to the applicable Escrow Agreement; or

(f) the Optionee has been continuously employed by the Company for a period of 48 consecutive months; or

(g)      the Optionee is deceased; or

(h)      the Optionee and the Company have agreed to release Shares from escrow.



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The length of service and percentages in (c) above may be amended pursuant to
Article 13.3 or by the Administrator.



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8        PAYMENT FOR SHARES

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8.1      GENERAL RULE

Prior to acquisition of Shares by an Optionee pursuant to an Option Agreement, the applicable Exercise Price times the number of Shares so acquired must be paid by such Optionee to the Company by way of a draft or certified cheque in Canadian dollars.

8.2      LEGAL FEES

Where an Optionee exercises Options during the first five business days of a calendar quarter, the Company will be responsible for paying all legal fees associated with the issuance of the Shares so acquired. Where an Optionee exercises Options at any other time, the Optionee will be required to pay such fees.


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9        ADJUSTMENT OF SHARES

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9.1      GENERAL

In the event the authorized capital of the Company, as presently constituted, is consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Shares in respect of which an Option remains unexercised shall be decreased or increased proportionately, as the case may be, and the then prevailing Exercise Price to be paid by the Optionee will be correspondingly decreased or increased as applicable. The Company expressly reserves the right to re-designate or convert the Optioned Shares and any Shares issued as a consequence of the exercise of an Option to any other class of common shares of the Company at not less than a 1:1 ratio on conversion. In the event the Company will determine to amalgamate or merge with any other company or companies (and the right to do so is hereby expressly reserved) whether by way of statutory amalgamation, sale of its assets and undertaking or otherwise howsoever, then and in each such event the number of shares in the corporation resulting from such amalgamation or merger in respect of which the Option remains unexercised will be such number of shares in the corporation as would have been acquired by the Optionee pursuant to the amalgamation or merger had the Option been fully exercised immediately prior to the date of such amalgamation or merger and the Exercise Price will be correspondingly decreased or increased as applicable.


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10        SECURITIES LAWS

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10.1      GENERAL

Options will not be granted under the Plan nor will any Shares be issued pursuant to an exercise of any Option unless the grant, or issuance and delivery of the Shares, as the case may be, complies with (or is exempt from) all applicable requirements of law and the regulations of any stock exchange on which the Company's securities may then be listed.

10.2      RESIDENCY

No Employee or Director who is a resident of the United States or any territory or possession thereof will be eligible to be an Optionee unless his or her participation in the Plan can be accomplished pursuant to and in accordance with and without violation of any securities laws or other legislation of the United
States or of any applicable state, territory or possession thereof.


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11        NO EMPLOYMENT RIGHTS

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No provision of the Plan, nor any right or Option granted under the Plan, will be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its subsidiaries reserve the right to terminate any person's service at any time and for any reason.


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12        DURATION AND AMENDMENTS

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12.1      TERM OF THE PLAN

The Plan, as set out herein, will become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan on or before the date 12 months after its adoption by the Board of Directors,

         (a)      the Plan will terminate,

         (b) any Options already granted pursuant to the Plan will be canceled, and

         (c) any Shares already issued pursuant to an exercise of Options granted under the Plan will be repurchased by the Company at the original Exercise Price for which such Shares were acquired.

In any event, the Plan will terminate 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Paragraph
12.3 below.

12.2      RIGHT TO AMEND OR TERMINATE THE PLAN

The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Article 9) or which materially changes the class of persons who are eligible for the grant of Options will be subject to the approval of the Company's shareholders. Shareholder approval will not be required for any other amendment of the Plan.

12.3      EFFECT OF AMENDMENT OF TERMINATION

No Shares will be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to the termination. The termination of the Plan, or any amendment thereof, will not affect any Share previously issued or any Option previously granted under the Plan (except as provided in Paragraph 12.1).


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13        TRANSITIONAL PROVISIONS

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13.1      GENERAL

As outlined in Article 1.2, this Plan replaces the 1996 Plan. These transitional provisions provide for options that have been granted under the 1996 Plan. The purpose of these provisions is to ensure the fair treatment of all employees who hold Options granted under the 1996 plan or Shares acquired in respect of the same.

13.2      EMPLOYEES WHO HAVE EXERCISED OPTIONS

As at May 19, 1998 the Company has six (6) employees who have exercised Options granted under the 1996 Plan. Each such employee has signed an Escrow Agreement.
Each of the applicable Escrow Agreements contains section 4.2, which applies the following timeline to releasing shares from escrow:

o        40% after completion of 36 consecutive months of service.

o        100% after completion of 60 consecutive months of service.

Section 4.2 of these escrow agreements will be amended to change the vesting period to be consistent with Article 6.4 of this Plan.

There is one employee who has exercised only 50% of the options available to him. Since this employee has worked continuously for 24 months effective April
1, 1998, he would be eligible to exercise 50% of his options, according to
Article 6.4. Therefore the shares which he currently holds in escrow will be released from escrow forthwith upon the adoption of the Plan by the Board of Directors. The remaining options available to this employee will be subject to the transitional provisions outlined in Section 13.3 below.

The Company will prepare instructions for the escrow agent to release the applicable share certificates and instruct legal counsel to make the appropriate changes to the share certificates and the Company's records.

13.3      EMPLOYEES WHO HAVE NOT EXERCISED OPTIONS

Where Employees were granted options under the 1996 Plan ("1996 Options") and such options remain unexercised, those Employees will have two choices available to them if and when they elect to exercise their 1996 Options.

(i) Each such Employee can elect to exercise his or her 1996 Options based on the vesting period formula set out in section 6.4 of the Plan.

(ii)     Alternately, he or she will have a one-time opportunity to exercise
         100% of his or her 1996 Options. However, shares acquired pursuant to such exercise that would not yet have been acquirable under the formula set out in section 6.4 of the Plan will be subject to


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         an Escrow Agreement, including provisions for the release of such
         Shares from escrow according to the same vesting period schedule set out in section 6.4 of the Plan.

Consistent with the application of the 1996 Policy, the Company will allow
Employees to exercise 1996 Options during a designated week prior to the Company's fiscal year end (typically done in the first week of a fiscal quarter).

Examples:

Under the choice set out in (i) above, an Employee who commenced employment with the Company on February 1, 1997 and was, at that time, granted 1996 Options to acquire up to 5,000 Shares, can elect to exercise his or her 1996 Options to acquire up to 1,250 Shares (i.e., 25% of 5,000) at any time after February 1, 1998. The Shares issued pursuant to such exercise will not be subject to an Escrow Agreement.

Under the choice set out in (ii) above, an Employee who commenced employment with the Company on February 1, 1997 and was, at that time, granted 1996 Options to acquire up to 5,000 Shares, would be eligible to exercise 100% of his or her 1996 Options. However, 75% of the Shares so acquired (i.e., 3,750 Shares) would be subject to an Escrow Agreement. The Shares held in escrow would be released
25% (i.e. 1,250 Shares) after February 1, 1999, 25% after February 1, 2000, and
25% after February 1, 2001.


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APPENDIX A - SAMPLE STOCK OPTION AGREEMENT

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EMPLOYEE STOCK OPTION AGREEMENT

THIS AGREEMENT made the 3rd day of June, 1998.

BETWEEN:

                  HOTHAUS TECHNOLOGIES INC.,
                  170 - 6651 Fraserwood Place, Richmond, B.C., V6W 1J3
                  (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:

                  (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A.       The Optionee is an employee of the Company;

B. The Company wishes the Optionee to continue as an employee and to continue to receive the benefit of the employee's services;

C. The Company may conduct a public offering of its securities at some time;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payment of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties agree as follows:

1.       DEFINITIONS.  In this agreement (including Schedule "A" hereto):

         (a) "BUSINESS DAY" means a day on which commercial banking institutions in Vancouver, British Columbia are open for the transaction of business;


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


         (b) "COMMISSIONS" means the securities commissions in Canada with which the Company files the Prospectus;

         (c) "ESCROW AGREEMENT" means an Escrow and Voting Trust Agreement substantially in the form outlined in Appendix B to the Incentive Stock Option Plan adopted by the Company's Board of
                  Directors;

         (d) "EXCHANGES" means the stock exchanges on which the Company has made application to list any of its securities;

         (e)      "EXERCISE PRICE" means:

                  (i)      if the Option is exercised prior to the Prospectus
                           Receipt Date, $X.XX per Optioned Share; or

                  (ii)     if the Option is exercised after the Prospectus
                           Receipt Date, a price per Optioned Share determined in accordance with the policies of the Commissions and the policies of the Exchanges;

         (f) "EXPIRY DATE" means 5:00 p.m., Vancouver time, on the day which is the earlier of:

                  (i) seven (7) calendar years from the date of this Employee Stock Option Agreement; and

                  (ii) the maximum term permitted for stock options under the policies of the Exchanges;

         (g)      "INSIDER"  means,

                  (a)      a director or senior officer of the Company,

                  (b) a director or senior officer of a person that is itself an insider or subsidiary of the Company, or

                  (c)      a person that has

                           (i)      direct or indirect beneficial ownership of,

                           (ii)     control or direction over, or

                           (iii)    a combination of direct or indirect
                                    beneficial ownership of and of control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution.

         (h) "NOTICE OF EXERCISE" means a notice in writing addressed to the Company confirming the exercise by the Optionee, in whole or in part, of the Option and


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


                           setting out the number of Optioned Shares in respect of which the Option is being exercised;

                  (i) "OPTION" means the right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to paragraph 2 hereof;

                  (j) "OPTIONED SHARES" means the voting Common shares in the capital of the Company subject to the Option;

                  (k) "PERSON" includes an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

                  (l) "PROSPECTUS" means the preliminary prospectus of the Company with respect to the initial public offering of its securities;

                  (m) "PROSPECTUS RECEIPT DATE" means the last date on which receipts for the Prospectus are issued by each of the Commissions ; and

                  (n) "SHARES" means the voting Common shares in the capital of the Company.

2. GRANT OF OPTION. The Company hereby grants to the Optionee, as an incentive and in consideration of Optionee's services as an employee, subject to the terms and conditions hereinafter set forth, the Option to purchase an aggregate total of XXX Optioned Shares at the Exercise Price.

3. TERMINATION. Subject to paragraphs 4 and 5, the Option granted herein shall terminate on the Expiry Date and be of no further force or effect whatsoever.

4. DEATH OF OPTIONEE. In the event of the death of the Optionee on or prior to the Expiry Date, the Option, to the extent it remains unexercised, may be exercised by the personal representative of the Optionee at any time prior to the earlier of 5:00 p.m., Vancouver time, on the first anniversary of the date of death of the Optionee and the Expiry Date, and all other rights to Optioned
Shares shall cease.

5. EMPLOYMENT. The Company represents and warrants that the Optionee is a bona fide employee as of the date hereof. If the Optionee ceases to be an employee prior to the Expiry Date, the Option shall terminate and be of no further force or effect whatsoever at 5:00 p.m., Vancouver time, on the thirtieth day after the date upon which the Optionee ceases to be an employee.

6. EXERCISE. Subject to the provisions hereof, the Optionee may exercise the Option to purchase Shares at the times and in the amounts set out in Schedule
"A" to this agreement by giving to the Company a Notice of Exercise together with a certified cheque or bank draft drawn


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]



on a Canadian chartered bank in favour of the Company in full payment of the Exercise Price for the number of Shares then being purchased.

7. TRADING RESTRICTIONS. The Optionee acknowledges that he is aware that Shares acquired on exercise of Options may be subject to restrictions on transfer imposed under the Company's articles of incorporation and applicable securities laws, and that he has been cautioned to consult independent legal counsel if he has any concerns about a transfer of such Shares.

8. CERTIFICATES. The Company shall, within 10 business days after receipt of the Notice of Exercise deliver to the Optionee a share certificate representing the number of Optioned Shares with respect to which the Option was exercised, issued as of the date of the Notice of Exercise.

9. LEGAL FEES. If an Optionee delivers a Notice of Exercise to the Company during the first five business days of a calendar quarter, the Company will pay all legal fees arising in connection with the subject issuance of Shares. If an Optionee delivers a Notice of Exercise to the Company at any other time, the Optionee will pay all legal fees arising in connection with the subject issuance of Shares.

10. APPROVALS. If the Optionee is an Insider of the Company or the Optionee is not a full-time employee, this agreement is subject to the approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company prior to the exercise of the Option if required under the terms of the policies of the Exchanges.

11. OPTIONEE BOUND TO ACCOMMODATE. The Optionee shall be bound by any modification of the terms and conditions of this agreement as may be required by the Commissions or the Exchanges as a condition precedent for the issuance of a receipt for the Prospectus or the granting of a conditional listing of the Shares on the Exchanges.

12. NO OBLIGATION. Nothing herein contained shall obligate:

         (a) the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner hereinbefore provided;

         (b)      the Company to conduct a public offering of its securities.

13. ADJUSTMENT. In the event the authorized capital of the Company, as presently constituted, is consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Shares in respect of which the Option remains unexercised shall be decreased or increased proportionately, as the case may be, and the then prevailing Exercise Price to be paid by the Optionee shall be correspondingly decreased or increased as applicable. The Company expressly reserves the right to re-designate or convert the Optioned Shares and any Shares issued as a consequence of the exercise of the Option to any other class of common shares


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


of the Company at not less than a 1:1 ratio on conversion. In the event the Company shall determine to amalgamate or merge with any other company or companies (and the right to do so is hereby expressly reserved) whether by way of statutory amalgamation, sale of its assets and undertaking or otherwise howsoever, then and in each such event the number of shares in the corporation resulting from such amalgamation or merger in respect of which the Option remains unexercised shall be such number of shares in the corporation as would have been acquired by the Optionee pursuant to the amalgamation or merger had the Option been fully exercised immediately prior to the date of such amalgamation or merger and the Exercise Price shall be correspondingly decreased or increased as applicable.

14. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights whatsoever as a shareholder of the Company in respect of any of the Optioned Shares including, without limitation, any right to receive dividends or other distribution therefrom, except those Optioned Shares in respect of which the Option has been properly exercised in accordance with paragraph 6 hereof.

15. TIME OF ESSENCE. Time shall be of the essence of this agreement.

16. ENUREMENT. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, administrators, successors and permitted assigns.

17. ASSIGNMENT. Subject to paragraph 4, this agreement shall not be transferable or assignable by the Optionee.

18. AMENDMENT: Any amendment to this agreement shall be in writing and, if such amendment is made after the Prospectus Receipt Date shall be subject to:

         (a)      the approval of the Exchanges; and

         (b) if required by an Exchange, the approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company.

19. REFERENCES. Wherever the plural or masculine are used throughout this agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto required.

20. NOTICE. Any notice or other communication required or permitted to be given under this agreement shall be in writing and shall be sufficiently given if delivered in person during normal business hours on a business day or sent by prepaid registered mail in either case addressed to the intended recipient at his address set out on the first page of this agreement. Each notice sent in accordance with this paragraph shall be deemed to have been given on the date of delivery, if delivered, and, if sent by prepaid registered mail, on the third business day after the date of mailing. If at the time of giving of such notice or prior to the deemed receipt thereof there is a disruption of postal services, such notice shall be delivered. Any party may


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]



change its address for notice by giving notice to the other party in accordance with this paragraph.

21. FURTHER ASSURANCES. The Optionee shall execute and deliver such further documents as may be required by the Company to give effect to this agreement, obtain a receipt from a Commission for the Prospectus or to effect the listing of the Shares on the Exchanges.

22. ESCROW. The Optionee may be required to enter into an Escrow Agreement pertaining to any Optioned Shares purchased prior to June 30, 1998.


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-------------------------------------------------
                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


IN WITNESS WHEREOF THE PARTIES HERETO have caused these presents to be executed as of the day and year first above written.

THE CORPORATE SEAL of HOTHAUS TECHNOLOGIES INC. was   )
hereunto affixed in the presence of:                  )
                                                      )
                                                      )
                                                      )
/s/                                                   )
-----------------------------------------------------
Authorized Signatory                                  )          C/S
                                                      )
/s/                                                   )
-----------------------------------------------------
Authorized Signatory                                  )


SIGNED, SEALED AND DELIVERED by                       )
                                                      )

----------------------------------------------------  )
                                                      )
in the presence of:
                                                            --------------------
Name                                                  )
                                                      )
Address                                               )
                                                      )
Occupation                                            )
                                                      )


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

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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]



                                  Schedule "A"

  To the Option Agreement between Optionee and HotHaus Technologies Inc., dated

The Optionee will be entitled to purchase:

(i) up to XXX Shares (being 25% of the total grant of Options provided for in the Option Agreement) on or after 2/1/96 (being the date on which the Optionee will have completed 12 consecutive months of employment with the Company);

(ii) up to XXX Shares (being 50% of the total grant of Options provided for in the Option Agreement), less the number of Optioned Shares already purchased by the Optionee, on or after 2/1/97 (being the date on which the Optionee will have completed 24 consecutive months of employment with the Company);

(iii) up to XXX Shares (being 75% of the total grant of Options provided for in the Option Agreement), less the number of Optioned Shares already purchased by the Optionee, on or after 2/1/98 (being the date on which the Optionee will have completed 36 consecutive months of employment with the Company); and

(iv) up to XXX Shares (being 100% of the total grant of Options provided for in the Option Agreement), less the number of Optioned Shares already purchased by the Optionee, on or after 2/1/99 (being the date on which the Optionee will have completed 48 consecutive months of employment with the Company).

Notwithstanding the foregoing provisions of this schedule, but subject to the remaining terms of the Option Agreement, the Optionee will be able to exercise up to 100% of his Options on the terms and conditions described in paragraph (a) and (b) below:

(a) If the Company files a preliminary prospectus in connection with an initial public offering of its securities, the Company will immediately thereafter give a notice of that occurrence to the Optionee. In addition, the Company will endeavour to negotiate with the Exchange to permit the exercise of options at a price less than the initial public offering price. The Optionee will have 30 days from the giving of such notice to exercise up to 100% of his Options. Any
Options remaining unexercised after such 30 day period will, subject to any amendments made to this agreement pursuant to section 11 of the Option
Agreement, remain exercisable; or

(b) If more than 50% of the voting share capital of the Company is acquired by a person or group not dealing at arm's length who was or were not, as at starting date, shareholders of the Company or an affiliate, subsidiary or relative of such a shareholder, other than by way of security given in good faith, the Company will immediately thereafter give a notice of that occurrence to the Optionee. The Optionee will after the giving of such notice by the Company be entitled to exercise 100% of his Options at any time.


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]



APPENDIX B - ESCROW AND VOTING TRUST AGREEMENT

--------------------------------------------------------------------------------


                        ESCROW AND VOTING TRUST AGREEMENT

THIS AGREEMENT is dated for reference __________ , 1998 and made

AMONG:

                  MONTREAL TRUST COMPANY OF CANADA
                  4th Floor, 510 Burrard Street
                  Vancouver, B.C.
                  V6K 3B9

                  (the "Escrow Agent")

AND:

                  HOTHAUS TECHNOLOGIES INC.
                  #170 - 6651 Fraserwood Place
                  Richmond, B.C.
                  V6W 1J3

                  (the "Company ")

AND:

                  (the "Shareholder")

                  (collectively, the "Parties")

WHEREAS:

A. The Shareholder has or is about to acquire Shares in the capital of the Company pursuant to the exercise of the Shareholder's Option to purchase Shares pursuant to an Employee Stock Option Agreement between the Company and the Shareholder;

B. The Shareholder and the Company desire that all Shares acquired on the exercise of the Option prior to the date which is five (5) years from the date of this Agreement be held in escrow by the Escrow Agent on the terms and for the period of time provided herein and that during such period of escrow the Shares be subject to a voting trust; and


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


C. The Escrow Agent has agreed to act as escrow agent in respect of the Shares upon the acquisition of the Shares by the Shareholder.

NOW THEREFORE in consideration of the covenants contained in this agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.       INTERPRETATION

In this agreement:

(a) "ACKNOWLEDGEMENT" means an acknowledgement and agreement to be bound in the form attached as Schedule A to this Agreement;

(b) "AGREEMENT" means this Escrow and Voting Trust Agreement and any amendment made thereto;

(c) "EMPLOYEE STOCK OPTION AGREEMENT" means the agreement of the same name between the Company and the Shareholder dated as of _______, 1998.

(d) "OPTION" means the option to purchase Shares exercisable pursuant to the Employee Stock Option Agreement;

(e) "SHARES" means all shares in the capital of the Company issued to the Shareholder from time to time pursuant to the exercise of the Shareholder's Option;

2.       PLACEMENT OF SHARES IN ESCROW

Immediately upon receipt of Shares on each exercise of the Option prior to the date which is five (5) calendar years from the date hereof, the Shareholder will deliver all certificate(s) representing such Shares, endorsed in blank for transfer, to the Escrow Agent and the Escrow Agent will hold such Shares and certificates in escrow in accordance with the terms of this Agreement.

3.       TRANSFER WITHIN ESCROW

3.1 The Shareholder shall not transfer any escrowed Shares or any interest therein until such Shares are released from escrow except with the prior written consent of the Company.

3.2 The Escrow Agent shall not effect a transfer of any Shares within escrow unless the Escrow Agent has received

         (a) a copy of the Acknowledgement executed by the person to whom the shares are to be transferred, and

         (b)      a letter from the Company consenting to the transfer.


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


3.3 Upon the death or bankruptcy of a Shareholder while Shares are held in escrow, the Escrow Agent shall hold the escrowed Shares subject to this Agreement for the person that is legally entitled to become the registered owner of the Shares.

3.4 The Shareholder shall not pledge, hypothecate, mortgage, encumber or charge in any manner the Shares held in escrow at any time either before or after delivery into escrow without the prior written consent of the Company.

4.       RELEASE FROM ESCROW

4.1 The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection
         4.2 or are surrendered for cancellation pursuant to section 5.

4.2 The Escrow Agent shall not release any Shares from escrow unless and until the Escrow Agent has received a letter from the Company confirming that one of the following events has occurred:

         (a) an initial public offering of the Company's securities has been fully subscribed; or

         (b) more than 50% of the voting share capital of the Company has been acquired by a person or group not dealing at arm's length who is or are not now shareholders of the Company or an affiliate, subsidiary or relative of such a shareholder, other than by way of security given in good faith; or

         (c) the Shareholder has been continuously employed by the Company for a period of 36 consecutive months from the date of this Agreement in which event the Escrow Agent will only release from escrow hereunder the number of Shares that is the lesser of all Shares held in escrow hereunder and forty percent (40%) of the aggregate number of shares of the Company which the Shareholder is entitled to acquire under the Option, and any remaining Shares shall remain held in escrow pursuant to this Agreement; or

         (d) The Shareholder has been continuously employed by the Company for a period of 60 consecutive months from the date of this Agreement; or

         (e)      the Shareholder is deceased; or

         (f) the Shareholder and the Company have agreed to release Shares from escrow.

         After receipt of such a letter the Escrow Agent will deliver the applicable Shares out of escrow to the Shareholder. In the event that a share certificate must be re-issued to accommodate a partial release of Shares, the Company shall co-operate to provide additional certificates to replace certificates representing Shares held in escrow.

4.3 Company shall not delay delivery to the Escrow Agent of the letter referred to in subsection 4.2 if and when the grounds for issuing such a letter exist.


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


5.       SURRENDER FOR CANCELLATION

5.1 The Shareholder is entitled to remain the owner of the Shares while in escrow except that Shares that remain held in escrow hereunder must be surrendered to the Company by way of gift if at any time prior to 60 months from the date of this Agreement :

         (a) the Shareholder ceases to be an employee of the Company, except upon death;

         (b) the Shareholder is declared bankrupt or otherwise acknowledges his or her insolvency;

         (c) the Shareholder is convicted in or out of the Province of British Columbia of an offence:

                  (i) in connection with the promotion, formation or management of a corporation; or

                  (ii)     involving fraud; or

         (d) the Shareholder fails to deliver any Shares into escrow as required herein or otherwise fails to comply with the terms of this Agreement.

5.2 Upon surrender of Shares by the Shareholder to the Company pursuant to subsection 5.1 the Company will cancel such shares and refund any monies paid by the Shareholder to acquire such Shares on the exercise of the Option.

6.       VOTING AND OTHER RIGHTS

Subject to the terms of this Agreement, while Shares are held in escrow pursuant to this Agreement the Shareholder shall be and remain the owner of title to such Shares and shall be entitled to receive any and all dividends paid thereon except that during such period of escrow the Shareholder agrees it will not personally exercise the voting rights attached to Shares and the Shareholder hereby appoints and constitutes the President of the Company from time to time, as its attorney with full and exclusive power and authority to:

(a) exercise or abstain from exercising all voting rights attached to Shares as the President may determine;

(b) execute any waiver required to be obtained from the Shareholder in connection with any allotment or issuance of shares in the capital of the Company; and

(c) consent to any reorganization of the Company that does not amount to a disposition of the Shares,

all until such time as all Shares are released from escrow as provided herein.


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


7.       PROXIES

The Shareholder will from time to time execute and deliver to the President of the Company such proxies and other documents as the President may reasonably request to implement the terms of this Agreement and to confirm the power and authority granted hereby and the Shareholder hereby appoints and constitutes the President of the Company from time to time as its attorney with full power and authority to execute and deliver on its behalf and in its place and stead such proxies and other documents as are not for any reason so executed in timely fashion by the Shareholder or to register the Shares or any of them in his name if necessary in order to secure the voting rights thereon.

8.       SURVIVAL AND DELEGATION OF AUTHORITY

The authority of the President of the Company granted under this Agreement is to continue during the period of time that any Shares are held in escrow pursuant to this Agreement notwithstanding the death, mental infirmity or bankruptcy of the Shareholder and is not revocable by the Shareholder for any reason during such time. The President may delegate the authority granted herein to such person or persons as the President may determine from time to time.

9.       AMENDMENT OF AGREEMENT

This agreement may be amended only by a written agreement among the Parties.

10.      INDEMNIFICATION OF ESCROW AGENT

The Company and the Shareholder, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this agreement.

11.      RESIGNATION OF ESCROW AGENT

11.1 If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Company.

11.2 If the Company wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Company shall give notice to the Escrow
         Agent.

11.3 A notice referred to in subsection 11.1 or 11.2 shall be in writing and delivered to

         (a)      the Company at:

                  #170 - 6651 Fraserwood Place
                  Richmond, British Columbia

                  V6W 1J3

         (b)      the Escrow Agent at:

                  4th Floor, 510 Burrard Street
                  Vancouver, British Columbia
                  V6K 3B9


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


         and the notice shall be deemed to have been received on the date of delivery. The Company or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

11.4 A copy of a notice referred to in subsection 11.1 or 11.2 shall concurrently be delivered to the Shareholder at the address first noted above.

11.5     The resignation of the Escrow Agent shall be effective and the Escrow
         Agent shall cease to be bound by this agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection
         11.1 or 11.2 or on such other date as the Escrow Agent and the Company may agree upon (the "resignation date").

11.6 The Company shall, before the resignation date and with the written consent of the Shareholder, appoint another escrow agent and that appointment shall be binding on the Company and the Shareholders.

12.      FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

13.      TIME

Time is of the essence of this agreement.

14.      GOVERNING LAWS

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.      COUNTERPARTS

This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

16.      LANGUAGE

Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.


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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]


17.      ENUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this agreement as of the date of reference of this agreement.

SIGNED, SEALED AND DELIVERED by _________  )
in the presence of:                        )
                                           )
                                           )
                                           )                              (seal)
------------------------------------------ )     -------------------------------
Witness name                               )
                                           )
------------------------------------------ )
Address                                    )
                                           )
------------------------------------------ )
                                           )
                                           )
------------------------------------------ )
Occupation                                 )


THE CORPORATE SEAL of                      )
HOTHAUS TECHNOLOGIES INC. was              )
hereunto affixed in the presence of:       )
                                           )
                                           )
                                           )
                                           )
------------------------------------------ )
Authorized Signatory                       )                              C/S
                                           )
                                           )
------------------------------------------ )
Authorized Signatory                       )


THE CORPORATE SEAL of                      )
                                           )
---------------------------------          )
was hereunto affixed in the presence of:   )
                                           )                             C/S
                                           )
                                           )
------------------------------------------ )
Authorized Signatory                       )
                                           )
                                           )
------------------------------------------ )
Authorized Signatory                       )



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

                                   SCHEDULE A

                    ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

TO:             HOTHAUS TECHNOLOGIES INC.

AND TO:         MONTREAL TRUST COMPANY OF CANADA

I acknowledge that:

(a) I have entered into an agreement with (Shareholder) under which ______ shares of HotHaus Technologies Inc. (the "Shares") will be transferred to me upon receipt of approval by the Company; and

(b) the Shares are held in escrow subject to an escrow agreement dated for reference _____ , 1997 (the "Escrow Agreement"), a copy of which is attached as Schedule A to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the shares as if I were an original signatory to the Escrow Agreement.

DATED at Richmond on ______ , 1997.

SIGNED, SEALED AND DELIVERED          )
by_______________________________     )
in the presence of:                   )
                                      )
                                      )
                                      )                                   (seal)
----------------------------------    )     ------------------------------------
Witness name                          )
                                      )
----------------------------------    )
Address                               )
                                      )
----------------------------------    )
                                      )
                                      )
----------------------------------    )
Occupation                            )
                                      )



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

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                                                 [HOTHAUS TECHNOLOGIES INC LOGO]



APPENDIX C -OPTIONS GRANTED AS AT
MAY 19, 1998
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